UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2009

FIRSTPLUS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-13753	75-2561085
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

3965 Phelan Boulevard Suite 209 Beaumont, Texas 77707 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (409) 363-0695

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year..

On April 3, 2009 the Board of Directors of FirstPlus Financial Group, Inc. (“FirstPlus”) amended Article VI of its Second Amended and Restated Bylaws. The purpose of the amendment, which did not require stockholder approval, was to update the Bylaws. Amended Article VI became effective immediately upon its adoption by the Board. A copy of amended Article VI has been included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. A description of the change to Article VI of the Bylaws is provided below.

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Elimination of Stock Certificates: The Bylaws were amended to provide that FirstPlus will no longer issue share certificates. FirstPlus will now utilize direct book entry share registration.

Item 9.01.            Financial Statements and Exhibits.

Exhibit No.

3.1

Article VI of FirstPlus Financial Group, Inc. Second Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTPLUS FINANCIAL GROUP, INC.

Date: April 8, 2009	By:	/s/Gary D. Alexander
Name: Gary D. Alexander
Title: Acting Chief Financial Officer

Exhibit 3.1

ARTICLE VI

SHARES OF STOCK

        SECTION 1. Direct Registration of Shares. The Corporation shall participate in a direct registration system approved by the Securities and Exchange Commission or any securities exchange on which the stock of the Corporation may from time to time be traded, whereby shares of stock of the Corporation are registered in the holder’s name in uncertificated, book-entry form on the books of the Corporation.

        SECTION 2. Certificates and Uncertificated Shares. Shares of stock of the Corporation shall be uncertificated and shall not be represented by certificates, except to the extent as may be required by applicable law or as otherwise may be authorized by the Secretary or an Assistant Secretary. Notwithstanding the foregoing, shares of stock represented by a certificate and issued and outstanding on April 3, 2009 shall remain represented by a certificate until surrendered to the Corporation. In the event shares of stock are represented by a certificate, such certificates of stock of each class and series shall have been signed by either the Chairman of the Board or the CEO or the President or a Vice President together either with the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation, and may be countersigned and registered in such manner as the Board of Directors may prescribe, and shall bear the corporate seal or a printed or engraved facsimile thereof. Where any such certificate is signed by a transfer agent or transfer clerk and by a registrar, the signatures of any such Chairman of the Board, CEO, President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary upon such certificate may be facsimiles engraved or printed. The signatures by a transfer agent or transfer clerk and by a registrar may be either in facsimile form or manual form. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been placed upon, such certificate or certificates shall have ceased to be such, whether because of death, resignation or otherwise, before such certificate or certificates shall have been issued and delivered, such certificate or certificates are nevertheless issued and delivered with the same effect as if such officer or officers had not ceased to be such at the date of its issue and delivery.

        SECTION 3. Transfer of Shares. Transfer of uncertificated shares of stock shall be made on the books of the Corporation upon receipt of proper transfer instructions from the registered owner of the uncertificated shares, on instruction from an approved source authorized by such owner or from an attorney lawfully constituted in writing. Shares of the stock of the Corporation represented by certificates shall be transferred on the books of the Corporation by the holder thereof in person or by his or her attorney lawfully constituted, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

        SECTION 4. Closing of Transfer Books and Record Dates. The Board of Directors may in its discretion prescribe in advance a period not exceeding sixty (60) days prior to the date of any meeting of the stockholders during which no transfer of stock on the books of the Corporation may be made; or in lieu of prohibiting the transfer of stock, may fix in advance a time not more than sixty (60) days prior to the date of any meeting of stockholders as the time as of which stockholders entitled to notice of and to vote at such a meeting  shall be determined; and all persons who were holders of record of voting stock at such time and no others shall be entitled to notice of and to vote at such meeting, notwithstanding any transfer of any stock on the books of the Corporation after any record date fixed as aforesaid. The Board of Directors may also, in its discretion, fix in advance a date not exceeding sixty (60) days preceding the date fixed for the payment of any dividend or the making of any distribution, or for the delivery of evidence of rights, or evidences of interests arising out of any issuance, change, conversion or exchange of capital stock, as a record date for the determination of the stockholders entitled to receive or participate in any such dividend, distribution, rights or interests, notwithstanding any transfer of any stock on the books of the Corporation after any record date fixed as aforesaid, or, at its option, in lieu of so fixing a record date, may prescribe in advance a period not exceeding sixty (60) days prior to the date for such payment, distribution or delivery during which no transfer of stock on the books of the Corporation may be made.

        SECTION 5. Lost or Destroyed Certificates. In case of the loss or destruction of any outstanding certificate of stock, uncertificated shares of stock to replace such certificates may be issued upon the following conditions:

        The owner of said certificate shall file with the Secretary of the Corporation an affidavit giving the facts in relation to the ownership, and in relation to the loss or destruction of said certificate, stating its number and the number of shares represented thereby; such affidavit to be in such form and contain such statements as shall satisfy the Secretary or an Assistant Secretary that said certificate has been accidentally destroyed or lost, and that uncertificated shares ought to be issued in lieu thereof. Upon being so satisfied, the Secretary or an Assistant Secretary may require such owner to file with the Secretary a bond in such penal sum and in such form as either of them may deem advisable, and with a surety or sureties approved by either of them, to indemnify and save harmless the Corporation from any claim, loss, damage or liability which may be occasioned by the issuance of uncertificated shares in lieu thereof, or if either of them deem it appropriate, to waive the requirement to secure a bond with a surety. Upon such bond being so filed, if required, uncertificated shares for the same number of shares shall be issued to the owner of the certificate so lost or destroyed; and the transfer agent and registrar of stock, if any, shall register such uncertificated shares upon receipt of an order by the Secretary or by an Assistant Secretary, and thereupon the Corporation will save harmless said transfer agent and registrar in the premises. In case of the surrender of the original certificate, in lieu of which either a new certificate or uncertificated shares of stock have been issued, as the case may be, the bond of indemnity given as a condition of the issue of such new certificate or uncertificated shares, as the case may be, may be surrendered. Uncertificated shares may be issued without requiring any bond when in the judgment of the Secretary or an Assistant Secretary it is proper to do so.